UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                February 21, 2003
                                (Date of earliest
                                 event reported)





Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
Number                    Principal Executive Offices; and Telephone Number             Identification Number
---------------------     ----------------------------------------------------------    ------------------------
1-16169                   EXELON CORPORATION                                            23-2990190
                          (a Pennsylvania corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-7398


Item 5. Other Events

The  purpose of the  Current  Report is to file  certain  financial  information
regarding   Exelon   Corporation  and  Subsidiary   Companies.   Such  financial
information is set forth in the exhibits to this Current Report.


Item 7. Financial Statements and Exhibits

(c) Exhibits.

23   Consent of the Independent Public Accountants

99-1 Selected Financial Data

99-2 Market for Registrant's Common Equity and Related Stockholder Matters

99-3 Management's Discussion and Analysis of Financial Condition and Results of
     Operations

99-4 Financial Statements and Supplementary Data

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EXELON CORPORATION

                                            /S/ Robert S. Shapard
                                            ----------------------------------
                                            Robert S. Shapard
                                            Executive Vice President and Chief
                                             Financial Officer



February 21, 2003